Filed Pursuant to Rule 497
Registration No. 333-222070

TORTOISE TAX-ADVANTAGED SOCIAL INFRASTRUCTURE FUND, INC.

Supplement No. 2 dated December 23, 2019

to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”)

dated January 28, 2019, as supplemented.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Change in Investment Advisory Arrangement

On January 1, 2020, Tortoise Credit Strategies, LLC (“TCS”), the investment adviser of the Fund, will be internally restructured and TCS’s social infrastructure team will become part of Tortoise Capital Advisors, L.L.C. (“TCA”), an entity under common control with TCS. In connection with this restructuring, TCA will replace TCS as the investment adviser of the Fund and as a party to the investment advisory agreement with the FundS. TCA currently serves as the registered investment adviser to other registered closed-end funds on the Tortoise Investments, LLC platform. TCS believes that this internal restructuring will improve organizational efficiencies, streamline operations, and will otherwise benefit the Fund.

TCA will assume the duties and obligations of TCS under the Advisory Agreement with the Fund. Current employees of TCS that currently provide investment advisory services to the Fund will become employees of TCA and continue to provide the same investment advisory services. The internal restructuring will not involve a change in actual control or management of the Fund’s investment adviser, and the same individuals will continue to provide portfolio management services to the Fund. Because there is no actual change in control or management of the investment adviser, the internal restructuring is not an “assignment” of the Advisory Agreement as that term is defined in the 1940 Act or the Investment Advisers Act of 1940, as amended.

In accordance with this change, references to Tortoise Credit Strategies, LLC, in its capacity as investment adviser to the Fund, in the Prospectus and SAI are deleted and replaced with Tortoise Capital Advisors, L.L.C. References to the Adviser now refer to Tortoise Capital Advisors, L.L.C.

Management Voluntary Fee Waiver

As described in the Prospectus, the investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.25% of the Fund’s average Managed Assets (the “Management Fee”). The Adviser has voluntarily agreed to waive 0.40% of its 1.25% Management Fee thereby reducing the Management Fee to an annualized rate of 0.85% of the Fund’s average Managed Assets effective from January 1, 2020 until March 31, 2020. The Adviser may, in its sole discretion and at any time (including prior to March 31, 2020), elect to extend, terminate or modify its temporary waiver upon written notice to the Fund.

Updates to Investment Strategies

The third and seventh paragraphs in the sections in the Prospectus titled “Investment Strategies” are hereby deleted and replaced with the following. Accordingly, corresponding changes are made to the “Investment Objective and Principal Investment Strategies” sections in the Prospectus and SAI:

Under normal market conditions, it is anticipated that the Fund will typically invest over the long term in directly originated securities. The Fund may also purchase securities in the secondary market. The Fund’s investments may take the form of loans, debt securities or equity securities, including preferred securities.

Under normal market conditions, the Fund may invest in debt securities of any maturity and credit quality but expects to typically invest over the long term in “high yield” or unrated equivalent securities. High yield securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by Tortoise Credit Strategies, LLC (the “Adviser”) to be of comparable credit quality. As the Fund will be opportunistic in its approach to investing, under normal market conditions, the Fund expects that a majority of its income will consist of tax-exempt interest for U.S. federal income tax purposes. In addition to debt, under normal market conditions, the Fund may invest in preferred securities and other equity securities.

Updates to Repurchase Fee

The “Summary Prospectus—Interval Fund/Repurchase Offer” section is hereby deleted and replaced with the following.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV. Subject to applicable law and approval of the Board of Directors (the “Board” or the “Board of Directors”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted.

The “Summary Prospectus—Periodic Repurchase Offers” section in the Prospectus is hereby deleted and replaced with the following. Accordingly, corresponding changes are made to the “Periodic Repurchase Offers—Repurchase Offers” section in the Prospectus.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Common Shareholders, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV. Subject to applicable law and approval of the Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Common Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Common Shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

The Fund does not currently expect to impose a repurchase fee.

The Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Common Shareholders to special risks. See “Risk Factors—Repurchase Offers Risk.”

The expense table in the “Summary of Fund Expenses” section in the Prospectus is hereby deleted and replaced with the following.

Class I Shares
Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)(1)	None
Maximum Early Withdrawal Fee	None

Class I Shares
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management Fee(2)	1.32%
Distribution and Service Fees	None
Interest Payments on Borrowed Funds(3)	0.13%
Other Expenses(4)	0.73%

Total Annual Expenses	2.18%
Expense
Reimbursement(4)	(0.47)%

Total Annual Fund Operating Expenses after Expense Reimbursement	1.71%

(1)

Quasar Distributors, LLC is the principal underwriter and distributor of the Common Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers, dealers and other financial intermediaries that have entered into selling agreements with the Distributor.

(2)

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.25% of our daily Managed Assets. “Managed Assets” means total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

(3)

The table assumes the use of leverage in an amount equal to 5.00% of the Fund’s total assets (after the leverage is incurred), and assumes the annual interest rate on borrowings is 2.50%. The Fund’s actual interest costs associated with leverage may differ from the estimates above. See “Leverage” on page 46.

(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Updates to Risk Factors

The following section is inserted in the “Risk Factors” section below Leverage Risk on page 43 of the Prospectus:

Preferred Securities Risk

Investments in preferred securities involves certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Updates to Allocation of Investment Opportunities

The fifth and sixth paragraphs under the section “Management of the Fund—Investment Adviser—Conflicts of Interest” in the SAI is hereby deleted and replaced with the following. Accordingly, corresponding changes are made to the “Summary Prospectus—Allocation of Investment Opportunities” section in the Prospectus:

Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles. As a general matter, there can be no assurances that all investment opportunities identified by the Adviser will be made available to the Fund. The Adviser is able to make certain private investments outside the Fund. Consistent with the foregoing, the Adviser expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Fund and other Adviser-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Fund and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other Tortoise Accounts”), and in such circumstances, the Adviser will allocate such opportunities (including any related co-investment opportunities) to the Fund and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that the Adviser determines in its sole discretion to be fair and reasonable in accordance with the Adviser’s allocation policy and procedures. In this regard, the Adviser currently serves as investment adviser for Other Tortoise Accounts with investment objectives that overlap with the Fund’s investment objective, and the Adviser may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to those of the Fund. The Adviser may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with the Fund for specific transactions. The Adviser may consider the tax consequences of an investment on the Fund and on Other Tortoise Accounts, and may determine to allocate all or a larger portion of an investment opportunity than it otherwise would to the Fund or Other Tortoise Account if it determines that the tax character of the investment is better suited for the Fund or Other Tortoise Account, as applicable.

The Adviser may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, the Fund’s objectives. There may be times when an investment is suitable for the Fund, but the Adviser allocates the opportunity to Other Tortoise Accounts because the Adviser determines the investment opportunity is more appropriate for such Other Tortoise Account’s mandate.

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